EXHIBIT 4

SPECIMEN FORM OF CERTIFICATE
1ST PACIFIC BANCORP COMMON STOCK

1st PACIFIC BANCORP

NUMBER	LA JOLLA, CALIFORNIA	SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

COMMON STOCK	SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the record holder of

SHARES OF NO PAR VALUE COMMON STOCK OF

1st PACIFIC BANCORP

hereinafter designated “the Bancorp”, transferable on the share register of the Bancorp in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.  By the acceptance of this Certificate, the holder hereof assents to and agrees to be bound by all of the provisions of the Articles of Incorporation, the Bylaws and all amendments thereof.

Witness the seal of the Bancorp and the facsimile signatures of its duly authorized officers.

Dated:

1st PACIFIC BANCORP

Incorporated

August 4, 2006

CALIFORNIA

SECRETARY	PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -	Custodian
			(Cust)	(Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors Act
(State)

JT TEN	- as joint tenants with right
of survivorship and not as
tenants in common

Additional abbreviations may also be used though not in the above list.

For valued received,                                                     hereby sell, assign and transfer unto

Please insert social security or other
   identifying number of assignee

(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

                                                                                                                                                                                        shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                      Attorney to transfer the said stock on the books of the Bancorp with full power of substitution in the premises.

Dated

	Notice:	The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlarge-ment or any change whatever.